                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant /X/

     Filed by a party other than the registrant / /

     Check the appropriate box:

     / / Preliminary proxy statement        / / Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     /X/ Definitive proxy statement

     / / Definitive additional materials

     / / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
                          CROWLEY, MILNER AND COMPANY
- - --------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
                          CROWLEY, MILNER AND COMPANY
- - --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     /X/ $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
or Item 22(a)(2) of Schedule 14A.

     / / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
0-11.

     (1) Title of each class of securities to which transaction applies:

- - --------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

- - --------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

- - --------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

- - --------------------------------------------------------------------------------

     (5) Total fee paid:

- - --------------------------------------------------------------------------------

     / / Fee paid previously with preliminary materials.

- - --------------------------------------------------------------------------------

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

- - --------------------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

- - --------------------------------------------------------------------------------

     (3) Filing party:

- - --------------------------------------------------------------------------------

     (4) Date filed:

- - --------------------------------------------------------------------------------

                                     [LOGO]

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 17, 1995

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Crowley, Milner and Company, a Michigan corporation (the "Company"), will be held at the principal offices of the Company, 2301 West Lafayette Boulevard, Detroit, Michigan 48216 on Wednesday, May 17, 1995 at 2:00 p.m., Eastern Daylight Savings Time, for the following purposes:

       1. To elect three directors to hold office until the Annual Meeting of Shareholders in 1998;

       2. To appoint the firm of Ernst & Young LLP to audit the financial records of the Company for the fiscal year ending February 3, 1996;

       3. To approve an amendment to the Crowley, Milner and Company 1992 Incentive Stock Plan (the "1992 Incentive Stock Plan") to increase the number of shares of Common Stock authorized for issuance under the 1992 Incentive Stock Plan from 100,000 shares to 200,000 shares;

       4. To approve the Crowley, Milner and Company 1995 Director Stock Option Plan; and

       5. To consider and act upon any other matters which may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on April 5, 1995 as the record date for the determination of shareholders entitled to vote at the Annual Meeting and any adjournment thereof.

     You are cordially invited to attend the meeting in person. If you do not expect to be present, please sign, date and mark the enclosed proxy and return it immediately. The proxy is revocable and will not affect your right to vote in person if you attend the meeting.

                                            By order of the Board of Directors,

                                            [sig]

                                            MARK A. VANDENBERG, Secretary

Detroit, Michigan
April 25, 1995

                                     [LOGO]

                                PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD MAY 17, 1995

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Crowley, Milner and Company, a Michigan corporation (the "Company"), of proxies to be used at the Annual Meeting of Shareholders which will be held on May 17, 1995 or at any adjournment of the meeting. The mailing address of the principal executive offices of the Company is 2301 West Lafayette Boulevard, Detroit, Michigan 48216. This Proxy Statement and the enclosed Proxy were first sent or given to shareholders on April 25, 1995.

     The cost of soliciting proxies, whether by mail, telephone, telegraph, in person or otherwise, will be borne by the Company. In addition to solicitation by mail, the Company will reimburse brokerage houses and other nominees for their expenses incurred in sending proxies and proxy material to the beneficial owners of shares held by them.

     Holders of Common Stock of record at the close of business on April 5, 1995 will be entitled to vote at the meeting. On that date, 1,048,300 shares of Common Stock were issued and outstanding. Each shareholder is entitled to one vote for each share of Common Stock held by him. Cumulative voting for the election of directors is not available under the Company's Articles of Incorporation. Shares cannot be voted at the meeting unless the holder is present in person or represented by proxy. Any shareholder giving a proxy may revoke it at any time prior to its use. Unless revoked, the shares represented by the proxy will be voted in accordance with the specifications made. If no specifications are made, such shares will be voted (i) for the election of the Company's nominees as directors, (ii) for the appointment of Ernst & Young LLP as auditors, (iii) for the approval of an amendment to the Crowley, Milner and Company 1992 Incentive Stock Plan (the "1992 Incentive Stock Plan") to increase the number of shares of Common Stock authorized for issuance under the 1992 Incentive Stock Plan from 100,000 shares to 200,000 shares, (iv) and for the approval of the 1995 Director Stock Option Plan (the "1995 Director Stock Plan"). The Board of Directors does not intend to present any other matters at the Annual Meeting. However, should any other matters properly come before the Annual Meeting, the proxy holders will have discretionary authority to vote upon such matters and, in such event, it is the intention of such proxy holders to vote the proxy in accordance with their best judgment.

     For purposes of determining the number of votes cast with respect to any voting matter, except as otherwise expressly described herein, (a) only those cast "for" or "against" are included, (b) abstentions are counted only for purposes of determining whether a quorum is present at the Annual Meeting, and
(c) broker non-votes are not counted for any purpose. A majority of the outstanding shares of the Company, represented in person or by proxy, will constitute a quorum at the meeting.

                       MATTERS TO COME BEFORE THE MEETING

1. ELECTION OF DIRECTORS.

     General; Plurality and Voting.

     The Bylaws of the Company provide that the Board of Directors shall consist of not less than nine members nor more than twelve members as shall be fixed from time to time by the Board and that the Board of Directors shall be divided into three classes as nearly equal in number as possible. The term of office of each class of directors is three years, and the terms of office of the three classes overlap.

     Although the Board of Directors is presently comprised of eleven directors one of the directors whose term expires at the 1995 Annual Meeting, Mr. Robert
E. Winkel, has elected to retire from the Board, and the Board has fixed its size at ten directors, effective immediately after the 1995 Annual Meeting. Three directors will be elected at this year's Annual Meeting to hold office until the Annual Meeting in 1998. The nominees named below have been selected by the Board of Directors. If, due to circumstances not now foreseen, any of the nominees named below will not be available for election, the proxies will be voted for such other person or persons as the Board of Directors may select.

     Provided that a quorum is present, the three nominees receiving the highest number of votes cast at the Annual Meeting will be elected as directors of the Company.

     If no instructions are indicated in any properly executed proxy, such proxy will be voted FOR the election of the three individuals nominated by the Board of Directors.

     The following table sets forth the name, age, principal occupation for the past five years, other directorships with publicly owned companies and with public institutions, term of service as a director of the Company, and beneficial shareholdings with respect to the three individuals who will be nominated for election and the seven directors who were previously elected and who will continue for the terms indicated, as provided to the Company by each such person.

                                                                               SHARES BENEFICIALLY
                                                                                   OWNED AS OF
                                                                      HAS       APRIL 5, 1995(1)
                                                                      SERVED   -------------------
   NOMINEES FOR ELECTION                                              AS A                   PERCENT
   AS DIRECTOR UNTIL THE          PRINCIPAL OCCUPATION                DIRECTOR                OF
    1998 ANNUAL MEETING          AND OTHER DIRECTORSHIPS      AGE     SINCE    NUMBER        CLASS
- - ---------------------------  -------------------------------  ---     ----     -------       -----
Dennis P. Callahan.........  President and Chief Executive
                                Officer of the Company since
                                November 1992; previously
                                employed as Senior Vice
                                President -- Merchandising
                                of Hess's Department Stores,
                                Allentown, Pennsylvania,
                                from May 1990 to November
                                1992........................  51      1992      64,212(1)(2)   6.0%
JoAnn S. Cousino...........  Private investor; former buyer
                             for the Company................  55      1983     131,526(1)     12.5%
Alfred M. Entenman, Jr.....  Executive Consultant to BEI
                                Associates, Inc.
                                (architectural and
                                engineering services) since
                                January 1988................  74      1973         100         *
   DIRECTORS WHOSE TERM
  WILL CONTINUE UNTIL THE
    1997 ANNUAL MEETING
- - ---------------------------
Carroll E. Ebert...........  Retired Chairman, Carson Pirie
                                Scott & Co..................  71      1991       1,500         *

                                                                               SHARES BENEFICIALLY
                                                                                   OWNED AS OF
                                                                      HAS       APRIL 5, 1995(1)
   DIRECTORS WHOSE TERM                                               SERVED   -------------------
  WILL CONTINUE UNTIL THE                                             AS A                   PERCENT
    1997 ANNUAL MEETING           PRINCIPAL OCCUPATION                DIRECTOR                OF
          (CONT'D)               AND OTHER DIRECTORSHIPS      AGE     SINCE    NUMBER        CLASS
- - ---------------------------  -------------------------------  ---     ----     -------       -----
Julius L. Pallone..........  Management consultant since
                                June 1993; President and
                                Chief Executive Officer of
                                Royal Financial Services,
                                Inc. from January 1989 to
                                June 1993; Chairman of the
                                Board and President of its
                                wholly-owned subsidiary,
                                Royal Maccabees Life
                                Insurance Co. from 1968 to
                                June 1993. Also serves as a
                                trustee of the Woodward
                                Funds.......................  64      1988       4,000         *
Andrew J. Soffel...........  Chairman of the Board of
                                Directors of the Company since
                                March 1991 and consultant to
                                the Company since January
                                31, 1993; President and
                                Chief Executive Officer of
                                the Company from March 1988
                                to November 1992............  64      1988      12,000(2)      1.1%
   DIRECTORS WHOSE TERMS
  WILL CONTINUE UNTIL THE
    1996 ANNUAL MEETING
- - ---------------------------
Joseph C. Keys.............  Buyer for the Company..........  54      1983     152,891(1)     14.6%
Richard S. Keys............  Buyer for the Company..........  56      1981     153,281(1)     14.6%
Paul R. Rentenbach.........  Member in the firm of Dykema
                                Gossett PLLC, Detroit,
                                Michigan (attorneys)........  49      1991       1,000         *
James L. Schaye, Jr........  Vice-President, Schottenstein
                                Professional Asset Management
                                Corporation (formerly
                                Jubilee Co., Inc.) since
                                1990; formerly President,
                                Eleven Group, Inc. (apparel
                                manufacturer) from 1988 to
                                1989........................  46      1993       --   (1)      --

- - -------------------------
  * Less than 1%.

(1) See "Principal Shareholders".

(2) For purposes of computing the applicable percentages of the named persons, shares which can be acquired upon the exercise of any option within the 60-day period beginning April 5, 1995 were added to the shares owned beneficially by such persons and to the total shares outstanding on that date, provided that such shares were not deemed to be outstanding for purposes of computing the percentages of any other person.

     Except as otherwise described, the individuals named above have been principally engaged in the occupations described above for the past five years.

     Richard and Joseph Keys are brothers and JoAnn S. Cousino is their cousin. None of the above individuals is a party to any contract, arrangement, or understanding with any person with respect to any securities of the Company except for the Shareholder Agreement (see "Principal Shareholders").

     The law firm of Dykema Gossett PLLC, of which Mr. Rentenbach is a member, has performed legal services for the Company during its last fiscal year and is expected to perform such services during the current year. The amounts paid to Dykema Gossett during the fiscal year ended January 28, 1995 by the Company for legal services did not exceed five percent of that firm's gross revenues for its last fiscal year.

     Meetings and Committees of the Board.

     The Board of Directors has established an Executive Committee, a Compensation Committee, an Audit Committee, and a Nominating Committee. During the fiscal year ended January 28, 1995, the Board of Directors met seven times, the Executive Committee and Nominating Committee did not meet, the Compensation Committee met three times, and the Audit Committee met once.

     Directors other than officers are currently paid a retainer of $9,000 per year and $300 per meeting for attending meetings of the Board and any committees on which they serve. In the case of Mr. Rentenbach, amounts paid to him as director's fees are credited against fees for legal services charged by the law firm of which he is a member.

     The present members of the Executive Committee are Messrs. Winkel (Chairman), Callahan, Entenman, Joseph C. Keys, and Soffel, and Ms. Cousino. The function of the Executive Committee is to exercise the authority of the Board of Directors in the management of the business of the Company between meetings of the Board of Directors.

     The present members of the Compensation Committee are Messrs. Pallone (Chairman), Ebert, Entenman, Richard S. Keys, and Schaye. The Compensation Committee establishes from time to time the salaries of the Company's executive officers, recommends to the Board of Directors the schedule of discretionary annual bonuses to be paid under the Company's discretionary bonus program, and administers the 1992 Incentive Stock Plan.

     The present members of the Audit Committee are Messrs. Entenman (Chairman), Ebert, Joseph C. Keys, Richard S. Keys, Pallone, and Winkel, and Ms. Cousino. The Audit Committee nominates the independent auditors, reviews with the independent auditors the scope and results of the auditing engagement and any non-audit services to be performed by the independent auditors and evaluates the independence of the independent auditors and their fees for audit and non-audit services.

     The present members of the Nominating Committee are Messrs. Richard S. Keys (Chairman), Ebert, Entenman, Pallone and Rentenbach. The Nominating Committee is responsible for identifying and recommending to the Board qualified candidates for election as directors of the Company. In carrying out its responsibilities, the Nominating Committee will consider candidates suggested by other directors, employees and shareholders. Suggestions for candidates, accompanied by biographical material for evaluation, may be sent to the Secretary of the Company at the Company's principal executive offices.

2. APPOINTMENT OF AUDITORS.

     The Board of Directors, upon recommendation of its Audit Committee, will propose at the meeting that the shareholders appoint the firm of Ernst & Young LLP to audit the financial records of the Company for the fiscal year ending February 3, 1996. Ernst & Young LLP audited the Company's financial records for the prior fiscal year.

     A representative of Ernst & Young LLP is expected to be present at the meeting and will have the opportunity to make a statement, if he so desires, and will be available to answer appropriate questions by shareholders.

     The affirmative vote of a majority of the shares of Common Stock present at the meeting is required to appoint Ernst & Young LLP as the Company's auditors. If the necessary approval by shareholders is not received the Board of Directors will select and appoint another independent public accounting firm for such purpose without further shareholder action.

     If no instructions are indicated in any properly executed proxy, such proxy will be voted FOR the appointment of Ernst & Young LLP as auditors.

3. APPROVAL OF AMENDMENT TO 1992 INCENTIVE STOCK PLAN.

     The Board of Directors approved the amendment to the 1992 Incentive Stock Plan described below on March 22, 1995 and directed that the amendment be submitted to the shareholders for approval at the Annual Meeting.

    Proposed Amendment to Increase the Number of Shares Authorized for Issuance.

     The Company proposes to amend the 1992 Incentive Stock Plan to increase the number of shares of Common Stock authorized for issuance under the 1992 Incentive Stock Plan from 100,000 shares to 200,000 shares.

     As of April 5, 1995, (i) incentive stock options for 56,000 shares had been granted and were outstanding and options for 166 shares had been exercised, and
(ii) awards for 30,000 shares had been granted to Mr. Callahan (subject to certain vesting and forfeiture provisions) and were outstanding. See "Executive Compensation -- Long Term Incentive Plan -- Award of Restricted Stock in Last Fiscal Year". As a result, there are currently 14,000 shares of Common Stock available for issuance under the 1992 Incentive Stock Plan and, if the amendment is approved, there will be 114,000 shares of Common Stock available for issuance under the 1992 Incentive Stock Plan. In addition, as of the date of this Proxy Statement, incentive stock options for an additional 40,000 shares were granted on March 22, 1995, subject, however, to the approval by the shareholders of the amendment to the 1992 Incentive Stock Plan described herein.

     Since the adoption of the 1992 Incentive Stock Plan, the Company has utilized the grant of stock options and the award of restricted stock as part of its compensation program for executives and key employees. In this way, the Company has linked compensation at various levels within the organization to performance and believes that it is appropriate to continue such practice in the future through the use of stock options and restricted stock awards. In addition, the Company believes that the grant of stock options and the award of restricted stock to executives and key employees helps to provide an incentive for their continued employment and otherwise more closely aligns their interests with those of the Company's shareholders.

     As a result, the Board of Directors believes that 100,000 additional shares of Common Stock should be made available under the 1992 Incentive Stock Plan in order to facilitate the continued use of stock options and restricted stock awards or part of the Company's incentive compensation program.

    Summary of 1992 Incentive Stock Plan.

     General. The 1992 Incentive Stock Plan was adopted by the Board of Directors on March 25, 1992 and was approved by the shareholders at the Annual Meeting held on May 20, 1992. The purpose of the 1992 Incentive Stock Plan is to promote the best interests of the Company and its shareholders by encouraging employees of the Company to acquire a proprietary interest in the Company through the grant of options and restricted stock awards, thus identifying their interests with those of shareholders and encouraging employees to make greater efforts on behalf of the Company to achieve its long-term business plans and objectives. The following is a summary of the material features of the 1992 Incentive Stock Plan.

     The 1992 Incentive Stock Plan authorizes the granting of incentive stock options and nonqualified stock options and the awarding of restricted stock for up to an aggregate of 100,000 shares of Common Stock to certain eligible officers and employees of the Company and for such share amounts as the Compensation Committee of the Board of Directors (the "Committee") may select from time to time. The officers and employees eligible to participate in the 1992 Incentive Stock Plan consist of the executive officers of the Company and the directors of the Company's principal departments (9 in total as of the date of this Proxy Statement). The closing price of the Company's Common Stock as quoted on the American Stock Exchange Composite Transaction listing on April 5, 1995, was $4.25 per share.

     Incentive Stock Options and Nonqualified Stock Options. Options granted under the 1992 Incentive Stock Plan may be either "incentive stock options" (options, pursuant to Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), which afford tax benefits to recipients upon compliance with certain conditions and which do not result in tax deductions to the Company) or "nonqualified stock options" (options which do not afford income tax benefits to recipients, but which may provide tax deductions to the

Company). Incentive stock options and nonqualified stock options are sometimes collectively referred to as "options".

     Incentive stock options granted under the 1992 Incentive Stock Plan may be exercised for such prices and at such times as the Committee determines, provided that no incentive stock options shall be granted with an exercise price below 100% of the fair market value of the Common Stock on the date of grant or with an exercise term that extends beyond 10 years from the date of grant; in the case of an employee owning more than 10% of the Common Stock, the exercise price must be at least 110% of the fair market value of the Common Stock on the date the incentive stock option is granted. Nonqualified stock options granted under the 1992 Incentive Stock Plan may be exercised for such prices (including an exercise price below 100% of the fair market value of the Common Stock on the date of grant) and at such times as the Committee determines, provided that no nonqualified stock options shall be granted with an exercise term that extends beyond 10 years from the date of grant. The purchase price for the Common Stock issuable upon exercise of an incentive stock option and a nonqualified stock option must be paid in full in cash or by check, bank draft or money order at the time of exercise; in lieu of such form of payment, an employee may pay the purchase price by tendering shares of Common Stock.

     Options granted under the 1992 Incentive Stock Plan become exercisable on a cumulative basis in equal installments at a rate of 33 1/3% per year, commencing one year from the date of grant; provided, however, that the termination of an employee's employment and/or the occurrence of a "change in control" (as described below) may affect an employee's right to exercise an option. The shares comprising each installment may be purchased in whole or in part at any time after such installment becomes exercisable. In the case of incentive stock options, the aggregate fair market value of the underlying Common Stock which may be first exercised by an employee in any one calendar year cannot exceed $100,000, with such value being determined at the time the options are granted as provided by the terms of Section 422 of the Code. To the extent that an option intended to constitute an incentive stock option shall violate the foregoing $100,000 limitation (including change of control situations), the portion of the option that exceeds the $100,000 limitation shall be deemed to constitute a nonqualified stock option. The Committee, in its sole discretion, may accelerate the time at which any option may be exercised in whole or in part.

     If an employee's employment is terminated for any reason (other than a change in control) prior to the date an option first becomes exercisable, the employee's right to exercise the option terminates. If an employee's employment is terminated for any reason other than death or disability after the date an option first becomes exercisable, the employee's right to exercise the option terminates within the earlier of the expiration of the option or the expiration of three months after termination of employment, and if an employee's employment is terminated due to death or disability after the date an option first becomes exercisable, the employee's right to exercise the option terminates within the earlier of the expiration of the option or the expiration of one year after termination of employment. The Committee, at the time of an employee's termination of employment, may, in its sole discretion, accelerate the term of an option or extend the exercise period of an option.

     In the case of an incentive stock option, a grantee will not be deemed to have received taxable income upon the grant or exercise of any incentive stock option, provided that such shares are not disposed of by the grantee for at least one year after the date of exercise and two years after the date of grant. No compensation deduction will be taken by the Company as a result of the grant or exercise of incentive stock options. In the case of a nonqualified stock option, a grantee will be deemed to receive ordinary income upon exercise of the nonqualified stock option in an amount equal to the amount by which the exercise price is exceeded by the fair market value of the Common Stock purchased on the date of exercise. The amount of any ordinary income deemed to be received by a grantee due to a disposition of Common Stock acquired upon the exercise of an incentive stock option prior to the expiration of two years from the date of such option was granted and/or prior to the expiration of one year from the date the Common Stock was acquired and the amount of any ordinary income deemed to be received by a grantee upon exercise of a nonqualified stock option will be a deductible expense for tax purposes for the Company.

     A grantee of an option will have no rights as a shareholder with respect to any shares covered by an option until the issuance of a stock certificate for such shares.

     Restricted Stock Awards. The Committee may award shares of restricted stock to such employees and in such amounts as it shall determine. Shares of restricted stock awarded under the 1992 Incentive Stock Plan may not be sold or otherwise transferred until the termination of the applicable restriction period established by the Committee; however, the Committee shall have the discretion to accelerate the lapse of restrictions in the applicable restriction period with respect to all or any number of the shares of a restricted stock award. All rights with respect to the restricted stock awarded to an employee shall be exercisable during an employee's lifetime only by the employee. The Committee may impose such other restrictions on any shares of restricted stock awarded under the 1992 Incentive Stock Plan as it may deem advisable, including, without limitation, restrictions under applicable federal or state securities laws. Except as otherwise provided with respect to an employee's termination of employment and/or the "change in control" provisions (described below), and subject to applicable federal and state securities laws, shares of restricted stock awarded under the 1992 Incentive Stock Plan shall become freely transferable by the employee after the last day of the restriction period.

     During the applicable period, an awardee holding shares of restricted stock may exercise full voting rights with respect to the restricted stock and shall be entitled to receive all dividends and other distributions paid with respect to such restricted stock.

     Restricted stock awarded under the 1992 Incentive Stock Plan is generally restricted from sale or other transfer for a period of five years, except that such restrictions shall lapse and such shares shall become freely transferable on a cumulative basis in equal installments at a rate of 20% per year, commencing one year from the date of the award; provided, however, that the termination of an employee's employment and/or the occurrence of a "change in control" (described below) may affect an employee's right to receive freely transferable stock.

     If an employee's employment is terminated by reason of death, disability, or retirement during the restriction period, any remaining restrictions (except those required by federal or state securities laws) applicable to a restricted stock award automatically shall terminate, and the shares shall thereby be fully transferable. If an employee terminates employment for reasons other than death, disability or retirement, the employee's restricted stock still subject to the restriction period automatically shall be forfeited to the Company; provided, however, that the Committee, in its sole discretion, may waive the restrictions remaining on any or all shares of restricted stock and add such new restrictions to such shares of restricted stock as it deems appropriate.

     An awardee of restricted stock will be deemed to receive ordinary income upon the lapse of applicable restrictions on transfer in an amount equal to the fair market value of the Common Stock on the date of lapse. The amount of any ordinary income deemed to be received by an awardee upon lapse of applicable restrictions on transfer will be a deductible expense for tax purposes for the Company.

     Change in Control. Upon a "change in control", any options granted under the 1992 Incentive Stock Plan become immediately exercisable and the remaining restriction period on any restricted stock awarded under the 1992 Incentive Stock Plan immediately lapses; provided, however, that to the extent that the acceleration of a grant is deemed to constitute a "parachute payment" under
Section 280G of the Code and such payment, when aggregated with other parachute payments to the employee results in an "excess parachute payment" under Section 280G of the Code, any accelerated payment shall be reduced to the highest permissible amount that shall not subject the employee to the excess parachute excise tax under Section 4999 of the Code and shall entitle the Company to retain its full compensation tax deduction for the payment.

     The term "change in control" is defined in the 1992 Incentive Stock Plan generally to mean the occurrence of any of the following events: (i) if any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), or group of persons acting in concert, other than the Company, a subsidiary or an employee benefit plan or employee benefit plan trust maintained by the Company or a subsidiary, becomes the "beneficial owner" (as such term is defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities ordinarily having the right to vote in the election of directors; or (ii) a liquidation or dissolution of the Company, sale of substantially all of the assets of the Company, or a merger, consolidation or combination in which the Company is not the survivor; or (iii) the addition of new members to the Board within any consecutive twenty-four (24) month period, which members constitute a majority of the Board, unless a majority of the Board consists of incumbent members of the Board in office prior to the commencement of such twenty-four
(24) month period, plus new members who were recommended or appointed by a majority of the incumbent directors in office immediately prior to the addition of such new members to the Board.

     Termination and Amendment. The Board of Directors may terminate the 1992 Incentive Stock Plan, or the granting of options or awarding of restricted stock under the 1992 Incentive Stock Plan, at any time. No option shall be granted under this 1992 Incentive Stock Plan after the tenth anniversary of the date of adoption of this 1992 Incentive Stock Plan by the Board (being March 25, 1992). The Board may amend or modify the 1992 Incentive Stock Plan at any time and from time to time, but no amendment or modification, without the approval of the shareholders of the Company, shall (a) materially increase the benefits accruing to participating employees under the 1992 Incentive Stock Plan, (b) increase the amount of Common Stock for which grants and awards may be made under the 1992 Incentive Stock Plan, except as permitted with respect to stock splits, stock dividends, and the like, or (c) change the provisions relating to the eligibility of individuals to whom grants and awards may be made under the 1992 Incentive Stock Plan. No amendment, modification, or termination of the 1992 Incentive Stock Plan will in any manner affect any option granted or restricted stock awarded under the 1992 Incentive Stock Plan without the consent of the employee holding the option or restricted stock.

     Miscellaneous. Options granted and restricted stock awarded under the 1992 Incentive Stock Plan are not transferable by the grantee or awardee, as the case may be, except by will or the laws of descent and distribution. During the lifetime of a participating employee, an option shall be exercised only by the employee and the rights with respect to restricted stock shall be exercised only by the employee.

     Neither the adoption of the 1992 Incentive Stock Plan nor the granting of any option or awarding of any restricted stock pursuant to the 1992 Incentive Stock Plan will be deemed to confer on any person any right to continue in the employ of the Company or its affiliates or to continue to perform services for the Company or its affiliates or interferes in any way with the right of the Company or its affiliates to terminate such person's service as an officer or other employee at any time.

     Options Granted and Restricted Stock Awarded.

     The following table provides information as to the number of options granted and shares of restricted stock awarded under the 1992 Incentive Stock Plan from its inception through the date of this Proxy Statement to each person or group listed in the table.

                                      NUMBER OF SHARES OF COMMON STOCK
                                  SUBJECT TO OPTIONS PREVIOUSLY GRANTED(1)
                                --------------------------------------------
                                   NOT SUBJECT TO        SUBJECT TO APPROVAL
                                APPROVAL OF AMENDMENT       OF AMENDMENT                NUMBER OF SHARES OF
                                  TO 1992 INCENTIVE       TO 1992 INCENTIVE           COMMON STOCK SUBJECT TO
      NAME AND POSITION              STOCK PLAN              STOCK PLAN         RESTRICTED STOCK PREVIOUSLY GRANTED
- - -----------------------------   ---------------------    -------------------    -----------------------------------
Dennis P. Callahan
  President and Chief
  Executive Officer..........           30,000                  30,000                         30,000(2)
All current executive
  officers as a group (5
  persons)...................           37,000                  38,000                         30,000(2)
All other employees as a
  group (10 persons).........           56,000                  40,000                         30,000(2)

- - -------------------------
(1) As of the date of this Proxy Statement, there have been no grants of nonqualified stock options under the 1992 Incentive Stock Plan. The exercise price of all incentive stock options granted under the 1992 Incentive Stock Plan, ranging from $10.375 to $4.125, were at least equal to the fair market value of the Common Stock as of the respective grant dates. All such options are exercisable on a cumulative basis in equal installments at a rate of 33 1/3% per year, commencing one year from the grant date and expire 5 years after the date of grant.

(2) See "Executive Compensation -- Long Term Incentive Plan -- Award of Restricted Stock in Last Fiscal Year".

     Required Vote.

     The affirmative vote of holders of a majority of the shares of Common Stock present at the Annual Meeting is required to approve the amendment to the 1992 Incentive Stock Plan. Abstentions will have the effect of a vote against approval of the amendment to the 1992 Incentive Stock Plan and broker non-votes will have no effect.

     If no instructions are indicated in any properly executed proxy, such proxy will be voted FOR the approval of the amendments to the 1992 Incentive Stock Plan.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE 1992 INCENTIVE STOCK PLAN.

4. APPROVAL OF 1995 DIRECTOR STOCK OPTION PLAN

     On March 22, 1995, the Board of Directors approved, subject to shareholder approval at the Annual Meeting, the adoption of the 1995 Director Stock Plan. The 1995 Director Stock Plan was adopted to promote the best interests of the Company and its shareholders by attracting and motivating highly qualified individuals to serve as directors and to encourage such directors to acquire an ownership interest in the Company, thus identifying their interests with those of shareholders.

     The 1995 Director Stock Plan will be administered by the Compensation Committee of the Board of Directors (the "Committee"). The Committee is authorized to construe the provisions of the 1995 Director Stock Plan, but shall have no discretion with respect to the terms of grants made automatically under the 1995 Director Stock Plan, except to the extent such discretion would not result in the 1995 Director Stock Plan failing to qualify for the exemption provided under Rule 16b-3 ("Rule 16b-3") promulgated by the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act").

  Eligible Participants.

     All directors of the Company shall automatically participate under the 1995 Director Stock Plan, provided that a director shall not be eligible to participant under the 1995 Director Stock Plan unless he shall have served on the Board for at least 1 year prior to the grant of any options, and provided further that a director shall not be eligible to participate under the 1995 Director Stock Plan during such period as he is participating in the 1992 Incentive Stock Plan. As of the date hereof, all of the directors, except for Mr. Callahan, the President and Chief Executive Officer, are eligible to participate in the 1995 Director Stock Plan and, moreover, none of the executive officers or other employees of the Company, except for Mr. Soffel, Chairman of the Board, are eligible to participate in the 1995 Director Stock Plan.

  Terms of the 1995 Director Stock Plan.

     The 1995 Director Stock Plan provides for the issuance of options to purchase up to 100,000 shares (subject to adjustment by the Committee to prevent dilution or enlargement of benefits resulting from a stock dividend on Common Stock, a subdivision or combination of shares of Common Stock, a stock split, or a reclassification) of the Company's Common Stock to eligible directors of the Company. Shares of Common Stock subject to any unexercised portion of a terminated, forfeited, cancelled or expired option under the 1995 Director Stock Plan may be used again for subsequent grants under the 1995 Director Stock Plan.

     Under the 1995 Director Stock Plan, on the business day immediately prior to each Annual Meeting of Shareholders, eligible directors then serving on the Board shall be granted a nonqualified stock option (i.e., an option to purchase stock that is not intended to meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code")) to purchase 2,000 shares of the Company's Common Stock. The grant shall be automatic and non-discretionary. No grants or awards have been made under the 1995 Director Stock Plan as of the date hereof, but an annual grant will be made on May 16, 1995, being the business day prior to the Annual Meeting, to each of the directors, except for Mr. Callahan, for an aggregate of 20,000 shares of Common Stock, which grant shall be conditioned upon receipt of shareholder approval of the 1995 Director Stock Plan. In the event that shareholder approval of the 1995 Director Stock Plan is not received prior to March 21, 1996, the 1995 Director Stock Plan shall be rescinded and any options granted under the 1995 Director Stock Plan shall be void retroactive to the grant date.

     The exercise price for options granted under the 1995 Director Stock Plan shall be the fair market value of the Common Stock on the date the option is granted. For purposes of the 1995 Director Stock Plan, fair market value shall mean the closing price of the Common Stock on the American Stock Exchange or any national securities exchange on which the Common Stock is listed or the average of the closing bid and asked prices of the Common Stock on The Nasdaq Stock Market (as the case may be). On April 5, 1995, the closing price of the Common Stock as reported on the American Stock Exchange was $4.25. The option exercise price is payable in cash, by certified check, bank draft or money order, by delivery to the Company of previously acquired shares of Common Stock having a fair market value equal to the option exercise price, through a cashless exercise procedure whereby the optionee instructs his or her broker to deliver to the Company sufficient cash to pay the exercise price and applicable income and employment withholding taxes, or by any combination of the foregoing.

     Each option granted under the 1995 Director Stock Plan becomes exercisable in full on the date which is three months after the date of grant. Once exercisable, such options may be exercised at any time and from time to time until the expiration date of such options, unless earlier terminated pursuant to the 1995 Director Stock Plan, provided that, if options are not exercised by a participant in the sequential order granted, those options granted to such a participant prior to the option so exercised shall terminate. All options granted under the 1995 Director Stock Plan are exercisable for a period of five years from the date of grant, unless earlier terminated pursuant to the 1995 Director Stock Plan. If a participant's services as a director terminates for any reason, (i) the expiration date of each option granted pursuant to the 1995 Director Stock Plan during the calendar year ending December 31, 1995 shall be the third anniversary of its grant date, and (ii) the expiration date of each option granted pursuant to the 1995 Director Stock Plan after December 31, 1995 shall be the first anniversary of the effective date of the participant's termination as a director.

     Options granted under the 1995 Director Stock Plan are not transferable except by will or by the laws of descent and distribution, and may be exercised during a participant's lifetime only by such participant.

     Change in Control.

     Upon a Change in Control, any outstanding option granted under the 1995 Director Stock Plan become immediately exercisable in full. The term "change in control" is defined in the 1995 Director Stock Plan and has the same meaning given to such term in the 1992 Incentive Stock Plan. For a summary of such term, see "3. Approval of Amendment to 1992 Incentive Stock Plan -- Change in Control", which is hereby incorporated herein by reference.

  Termination and Amendment.

     The Board may terminate the 1995 Director Stock Plan, or the granting of options under the 1995 Director Stock Plan, at any time. No new grants shall be made under the 1995 Director Stock Plan after March 21, 2000.

     The Board may amend or modify the 1995 Director Stock Plan at any time and from time to time, but, unless otherwise permitted under Rule 16b-3 without shareholder approval, no amendment or modification, without the approval of the shareholders of the Corporation, shall (i) materially increase the benefits accruing to participants under the 1995 Director Stock Plan, (ii) increase the amount of Common Stock for which grants may be made under the 1995 Director Stock Plan, or (iii) change the provisions relating to the eligibility of individuals to whom grants may be made under the 1995 Director Stock Plan. The 1995 Director Stock Plan generally may not be amended more than once in any six month period, other than to comply with changes in the Code or the Exchange Act.

  Federal Income Tax Consequences.

     The following summary generally describes the principal federal income tax consequences, based on the Code as currently in effect, of options granted under the 1995 Director Stock Plan. This summary is not intended to, and does not, cover all tax consequences that may apply to a particular Plan participant. Each holder of an option under the 1995 Director Stock Plan should consult the holder's own accountant, legal counsel or other financial advisor regarding the tax consequences of participation in the 1995 Director Stock Plan.

     Upon the exercise of an option granted under the 1995 Director Stock Plan, a participant will recognize ordinary income equal to the difference between the option price and the fair market value of the Common Stock at the time of exercise and the Company will receive a corresponding deduction. (However, payment of the option price for shares of Common Stock by surrender of previously owned shares of Common Stock owned by the participant will not give rise to a recognized gain on the shares surrendered.) When the participant disposes of shares acquired by the exercise of an option, the amount received in excess of the fair market value on the date of exercise will be treated as long- or short-term capital gain, depending on the holding period of the shares.

  Required Vote.

     The affirmative vote of holders of a majority of the shares of Common Stock present at the Annual Meeting is required to approve the 1995 Director Stock Plan. Abstentions will have the effect of a vote against approval of the Directors Plan and broker non-votes will have no effect.

     If no instructions are indicated in any properly executed proxy, such proxy will be voted FOR the approval of the 1995 Director Stock Plan.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE 1995 DIRECTOR STOCK PLAN.

                              FURTHER INFORMATION

PRINCIPAL SHAREHOLDERS

     The following table sets forth certain information concerning those persons who were, on April 5, 1995, believed by the Company to be beneficial owners of more than 5% of the Company's outstanding Common Stock, as reported to the Securities and Exchange Commission ("the SEC") and/or to the Company by such persons, sets forth information about ownership of shares by the Named Executive Officer (as defined below in "Executive Compensation"), and sets forth information about ownership of shares of Common Stock by all directors and officers (including the Named Executive Officer) of the Company as a group.

                                                                          NUMBER
                               NAME AND ADDRESS                             OF        PERCENT
                              OF BENEFICIAL OWNER                         SHARES      OF CLASS
        ---------------------------------------------------------------   -------     --------
        JoAnn S. Cousino(1)............................................   131,526       12.5%
          500 St. Clair
          Grosse Pointe, Michigan 48230

        Joseph C. Keys(1)..............................................   107,335       10.2%
          701 N. Oxford Road
          Grosse Pointe Woods, Michigan 48236

        Richard S. Keys(1).............................................   107,575       10.3%
          414 Notre Dame Ave.
          Grosse Pointe, Michigan 48230

        Joseph C. Keys and Richard S. Keys,
          Co-Trustees of John G. Keys Trust(1).........................    45,556        4.3%
          c/o 414 Notre Dame Ave.
          Grosse Pointe, Michigan 48230

        Schottenstein Professional
          Asset Management Corporation ("SPAMC")
          (formerly, Jubilee Co. Inc.).................................   130,136       12.4%(2)
          1800 Moler Road
          Columbus, Ohio 43207

        Schottenstein Stores Corporation ("SSC").......................   198,000       15.9%(2)
          1800 Moler Road
          Columbus, Ohio 43207

        Dennis P. Callahan(3)..........................................    64,212        6.0%
                                                                           ------        ---
        All directors and executive officers (including the Named         480,954       45.0%(2)(4)
          Executive Officer) of the Company as a group (14 in             =======       ====
          number)......................................................

- - -------------------------
(1) Pursuant to a Shareholder Agreement dated August 18, 1992, as amended, JoAnn Cousino, Joseph Keys (individually and as a co-trustee), and Richard Keys (individually and as co-trustee) have agreed to restrict the disposition of, and regulate the voting of, 390,062 shares (approximately 37.2%) of the Company's outstanding Common Stock. This Shareholder Agreement continues in force through August 18, 1996, unless sooner terminated as provided therein.
(2) SPAMC and SSC are affiliated corporations. Mr. Schaye, a director of the Company, is a director of SSC and a vice president of SPAMC. Pursuant to an Option Agreement, dated May 20, 1993, between the Company and SSC (the "SSC Option Agreement"), the Company granted to SSC an irrevocable option (exercisable in whole or in part, at any time or from time to time, from May 20, 1994 through May 18, 1997) to purchase up to 198,000 shares of the Company's Common Stock at a purchase price of $0.50 per share (the "SSC Option"). The SSC Option Agreement provides that, under certain circumstances, SSC has the right to receive the spread between the exercise price and the then fair market value of the shares, provided that, by a letter agreement, dated September 14, 1994, the Company and SSC amended the SSC Option Agreement, such that the spread is capped at $6.36 per share. SPAMC has sole voting and investment powers with respect to 130,136 shares and SSC has the right to acquire 198,000 shares under the SSC Option. Upon exercise of the SSC Option in full for 198,000 shares, and assuming 1,048,300 shares of Common Stock were issued and outstanding immediately prior to such exercise, the beneficial ownership of all directors and officers (including the Named Executive Officer) as a group would be diluted to 38.6%, the beneficial ownership of SPAMC would be diluted to 10.4% and the beneficial ownership of SSC would remain at 15.9% of the outstanding shares of Common Stock.
(3) Includes shares held indirectly by members of Mr. Callahan's immediate family and 13,334 shares as to which Mr. Callahan has the right to acquire pursuant to outstanding stock options within 60 days from April 5, 1995.
(4) Includes shares which can be acquired within the 60-day period beginning April 5, 1995. Does not include shares beneficially owned by SSC or SPAMC.

EXECUTIVE OFFICERS

     Set forth below is certain information concerning the Company's present executive officers, including name, age, principal occupation and business experience during the past five years and length of service as an officer of the Company.

         NAME AND AGE                           OFFICE(S) AND LENGTH OF SERVICE
- - -------------------------------   -----------------------------------------------------------
Dennis P. Callahan, 51.........   President and Chief Executive since November 1992;
                                    previously employed as Senior Vice President --
                                    Merchandising of Hess's Department Stores, Allentown,
                                    Pennsylvania, from May 1990 to November 1992, and as
                                    President of Bon Ton Stores, York, Pennsylvania, from
                                    July 1985 to January 1989.
Mark A. VandenBerg, 38.........   Vice President -- Finance and Chief Financial Officer since
                                    July 1991; Secretary since February 1987; and Treasurer
                                    since February 1986.
Michael G. Toloff, 40..........   Vice President -- Stores since March 1995; Vice President
                                    -- Stores and Operations from July 1991 to March 1995;
                                    Director of Control from February 1988 to July 1991.
June A. Ley, 43................   Vice President -- General Merchandise Manager since March
                                  1995; General Merchandise Manager from April 1994 to March
                                    1995; Divisional Merchandise Manager from June 1993 to
                                    April 1994; previously self-employed as Retail
                                    Consultant, Pittsburg, Pennsylvania, from February 1992
                                    to June 1993, and as Divisional Merchandise Manager of
                                    Streets of Oklahoma City, Oklahoma City, Oklahoma, from
                                    February 1990 to November 1991.
James A. Smith, 39.............   Vice President -- Operations since March 1995; Director of
                                    Distribution & Traffic from 1990 to March 1995.

EXECUTIVE COMPENSATION

     The following information about the Company's method of compensating its executive officers is intended to both comply with recently amended disclosure rules of the Securities and Exchange Commission ("SEC") and provide shareholders with a better understanding of the Company's objectives, policies and arrangements for executive compensation.

  Summary Compensation Table

     The following table sets forth, for the fiscal years ended January 28, 1995 ("fiscal year 1994"), January 29, 1994 ("fiscal year 1993"), and January 30, 1993 ("fiscal year 1992"), information with respect to the cash and other compensation paid to, or accrued for, the Chief Executive Officer, the only executive officer whose total annual salary and bonuses exceeded $100,000 (the "Named Executive Officer").

                           SUMMARY COMPENSATION TABLE

                                                                     LONG-TERM COMPENSATION
                                                                     ----------------------
                                                                       AWARDS       PAYOUTS
                                                                     ----------     -------
                                                                     SECURITIES
                                             ANNUAL COMPENSATION     UNDERLYING      LTIP
    NAME AND PRINCIPAL                       --------------------     OPTIONS       PAYOUTS      ALL OTHER
         POSITION            FISCAL YEAR      SALARY       BONUS        (#)           ($)     COMPENSATION($)
- - ---------------------------  ------------    --------     -------    ----------     -------   ----------------
Dennis P. Callahan(1)......      1994        $286,273     $75,000       20,000      $41,250(2)     $  4,901(3)
  President and Chief            1993         250,042      75,000        --           --             24,349(4)
  Executive Officer              1992(5)       59,636       --          10,000        --             64,323(6)

- - -------------------------
(1) Mr. Callahan became President and Chief Executive Officer of the Company effective November 2, 1992. Pursuant to the terms of an employment agreement, he is entitled to, among other things, a base salary of $250,000 per year.

(2) As of January 28, 1995, 10,000 shares of Common Stock subject to an award of restricted stock vested subject to certain restrictions on transfer. For a description of such award, see "Executive Compensation -- Long Term Incentive Plan -- Award of Restricted Stock in Last Fiscal Year" which is hereby incorporated herein by reference. The dollar value reflected in the table was calculated by multiplying such 10,000 shares by the closing price of the Common Stock reported on the American Stock Exchange on January 27, 1995 (the last reported trade prior to January 28, 1995), or $4.125 per share. With respect to the payout reported in the table, the performance objective related to the vesting of such 10,000 shares was reduced by the Company and by Mr. Callahan.

(3) Includes $4,200 (or $350 per month) for a car allowance, $501 of premiums paid by the Company on a term life insurance policy maintained for the benefit of Mr. Callahan, for the fiscal year 1994, and $200 contributed by the Company on Mr. Callahan's behalf to the Company's profit-sharing plan, for the fiscal year 1994.

(4) Includes $19,000 for moving expenses, $4,200 (or $350 per month) for a car allowance, $1,049 of premiums paid by the Company on a term life insurance policy maintained for the benefit of Mr. Callahan, and $100 contributed by the Company on Mr. Callahan's behalf to the Company's profit-sharing plan, for the fiscal year 1993.

(5) The compensation listed includes all compensation paid to, or accrued for, Mr. Callahan for the period of November 7, 1992 through January 30, 1993.

(6) Includes $25,572 for moving expenses, $22,000 for a relocation allowance, $15,048 for housing purchase costs and expenses, and $1,400 (or $350 per month) for a car allowance, as well as $303 of premiums paid by the Company on a term life insurance policy maintained for the benefit of Mr. Callahan, for the fiscal year 1992.

     Unexercised Options and Holdings

     The following table sets forth information with respect to the Named Executive Officer concerning the exercise of options previously granted under the 1992 Incentive Stock Plan during the fiscal year ended January 28, 1995 and unexercised options held as of that date.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                     AND 1994 FISCAL YEAR-END OPTION VALUES

                                                                                                  VALUE OF
                                                                             NUMBER OF          UNEXERCISED
                                                                            UNEXERCISED         IN-THE-MONEY
                                                                             OPTIONS AT          OPTIONS AT
                                                 SHARES        VALUE      FISCAL YEAR-END     FISCAL YEAR-END
                                              ACQUIRED ON     REALIZED    (#) EXERCISABLE/    ($) EXERCISABLE/
                   NAME                       EXERCISE (#)      ($)        UNEXERCISABLE      UNEXERCISABLE(1)
- - -------------------------------------------   ------------    --------    ----------------    ----------------
Dennis P. Callahan.........................         0            $0         6,667/23,333             $0    /$0

- - -------------------------
(1) The estimated value of the unexercised option shares (i.e., the difference between the fair market value of the securities underlying the options and the exercise price of the option at fiscal year-end) was based on the closing price of the Common Stock reported on the American Stock Exchange on January 27, 1995 (the last reported trade date prior to January 28, 1995), or $4.125 per share. The dollar values in this table (and all others contained in this report) are calculated on a pre-tax basis.

    Long-Term Incentive Plan -- Award of Restricted Stock in Last Fiscal Year.

     The following table sets forth information concerning the award of restricted stock to the Named Executive Officer under the 1992 Incentive Stock Plan during the fiscal year ended January 28, 1995.

            LONG-TERM INCENTIVE PLANS -- AWARDS IN LAST FISCAL YEAR

                                                                              PERFORMANCE
                                                   NUMBER OF SHARES,        OR OTHER PERIOD
                                                 UNITS OR OTHER RIGHTS      UNTIL MATURATION
                         NAME                             (#)                  OR PAYOUT
        --------------------------------------   ---------------------    --------------------
        Dennis P. Callahan....................   30,000 shares of
                                                 Common Stock(1)          January 30, 1999(1)

- - -------------------------
(1) The award of restricted stock was made as of August 24, 1994 pursuant to the terms of the 1992 Incentive Stock Plan and the Restrictive Stock Agreement, dated August 24, 1994, between the Company and Mr. Callahan (the "Restricted Stock Agreement"). Such terms contain the following general provisions relative to vesting and transfer restrictions: (i) effective as of the fiscal year ended January 28, 1995 and the fiscal years ending February 3, 1996 and February 1, 1997, as the case may be, one-third of the 30,000 shares in the award shall be automatically forfeited to the Company unless certain performance objectives are satisfied; in the event the performance objectives are satisfied, such one-third portion not so forfeited shall be deemed vested; and (ii) the 30,000 shares in the award (including any vested shares) generally are restricted from transfer for a period of five years from January 30, 1994, except that such transfer restrictions shall lapse at such time, if any, as the Company's Board of Directors shall, in their sole discretion, determine from time to time, and, in certain cases, upon termination of employment. During the five-year restriction period, Callahan retains full voting rights and is entitled to receive all dividends and distributions with respect to the shares in the award. With respect to the fiscal year ended January 28, 1995, the performance objectives were satisfied. For a description of the 10,000 shares of such award which became vested effective January 28, 1995, see "Executive Compensation -- Summary Compensation Table" which is hereby incorporated herein by reference.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT, AND CHANGE-IN-CONTROL
ARRANGEMENT

     Executive officers of the Company (including the Named Executive Officer) are appointed annually by the Board of Directors and, subject to the employment agreement with Mr. Callahan described below, serve at the pleasure of the Board.

     The Company has entered into a written employment agreement with Mr. Callahan employing him as the President and Chief Executive Officer of the Company. This agreement provides for a two year term of employment (initially, from November 1, 1992 to October 31, 1994, subject to certain automatic renewal provisions) unless he is terminated due to permanent disability (as defined in the agreement), he is terminated without cause (as defined in the agreement), he voluntarily terminates his employment or he is terminated for good reason or for cause (as defined in the agreement, including the willful engagement in dishonest or fraudulent actions or omissions). Termination for good reason includes (a) a change in control (generally, (i) the acquisition by a person or group of more than 50% of the fair market value or total voting power of the Company, (ii) the acquisition within a twelve-month period by a person or group of more than one-third in fair market value of the Company's assets, or (iii) the replacement of a majority of the directors within a twelve-month period) followed by a diminution or adverse change in the employee's duties and responsibilities, in the employee's rights or benefits under certain bonus, stock, and other employee benefit plans or by a requirement that the employee relocate his principal place of employment beyond a 100 mile radius of Detroit, Michigan, (b) a material breach of the employment agreement, and (c) the failure by the Company to obtain a satisfactory agreement from any successor to perform the employment agreement. If the employee is terminated without cause or for good reason, the employee would be entitled to receive a single cash payment, within ten business days following the date of termination, equal to the present value of two years' base salary (initially, the base salary is $250,000 per year) and, further, the employee would be entitled to exercise any previously granted outstanding stock options. The agreement restricts employee disclosure of material or secret information and employee competition within a fifteen-mile radius of any of the Company's stores for a period of one year after employment.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During the fiscal year ended January 28, 1995, the Compensation Committee consisted of Messrs. Pallone (Chairman), Ebert, Entenman, Richard S. Keys and Schaye. Mr. Keys was employed by the Company as a Buyer during the year ended January 28, 1995.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

  General

     The compensation of the Company's executive officers (including the Named Executive Officer) is determined annually by the Compensation Committee of the Board of Directors. The Compensation Committee consists of five directors, four of whom are not employed by the Company and are not eligible to participate in any of the Company's benefit plans except for the 1995 Director Stock Plan. The Board of Directors, with the guidance and supervision of the Compensation Committee, has developed and implemented compensation policies that seek to provide fair and competitive compensation, encourage the retention of qualified individuals and enhance stockholder value by encouraging executive officers to focus their effort on achieving profitability for the Company. The Company's compensation policies are intended to align the financial interest of the Company's officers (including its executive officers) with those of the shareholders as well as to create an atmosphere which recognizes the individual contribution and/or performance of each executive officer.

     In addition to merit-based promotions, the essential components of the compensation policy for the Company's executive officers are base compensation, short-term cash performance bonus awards and long-term stock incentive awards in the form of stock options and/or restricted stock.

  Base Compensation

     The base compensation for the executive officers of the Company, including the Chief Executive Officer, is reviewed in March of each year by the Compensation Committee. Each year, the Compensation Committee reviews with the Chief Executive Officer and approves, with any modifications it deems appropriate, annual salaries for the Company's executive officers (excluding the Chief Executive Officer) for the following year. Annual salaries are developed after a review of several factors, including the overall salary increase for Company personnel, comparative competitive industry data and assessments of the executive's individual performance. The general salary increase for Company employees as a whole is primarily dependent upon the Company's earnings performance, the inflation rate for southeastern Michigan and any reported trends reflecting general increases in compensation among retailers of comparable size. The peer group of retailers used for compensation analysis is not generally the same as the Peer Group Index discussed below in the Stock Performance Graph. The Compensation Committee believes that the Company's most direct competitors for executive talent are not necessarily comprised of all of the companies included in a peer group established for comparing shareholder returns. The Compensation Committee, where appropriate, also considers certain other non-financial measures, such as increases in market share, improvements in service quality, and improvements in relations with customers, suppliers and employees.

     The base compensation of the Chief Executive Officer under his employment agreement is determined by reference to the same factors applicable to the executive officers but such determination is made by the Compensation Committee without the involvement by the Chief Executive Officer. Each year the Committee's determination on base compensation is presented to and approved by the Company's Board of Directors, without participation by any affected employee directors.

  Performance Bonus Awards

     For several years, the Company has maintained a program to provide incentives to selected officers and employees who have principal responsibility for profitability and growth in the form of contingent awards payable in cash. This program consists primarily of cash awards under a short-term performance plan and an annual cash bonus plan and is administered by the Compensation Committee, which administration includes the establishment of performance objectives and awards and the selection of participants. The establishment of performance objectives and awards is accomplished by taking into consideration general market and economic considerations and management's financial plan in the form presented to the Board of Directors at the beginning of each fiscal year.

     Under the short-term performance plan, the Compensation Committee establishes annual performance objectives, stated in terms of net profits after taxes, and performance awards based on the satisfaction of such objectives. Awards to participants are made based on the pro rata base compensation of each participant. As has been the case for the past several years, no awards were made under the plan for the fiscal year ended January 28, 1995.

     Under the annual cash bonus plan, ten percent (10%) of pre-tax earnings in excess of an "earnings base" is paid to eligible participants on the basis of their contributions to the Company as determined by the Compensation Committee. For the fiscal year ended January 28, 1995, this earnings base was $471,542 and, as has been the case for the past several years, no awards were made under the plan. The earnings base will be five percent (5%) of invested capital at January 28, 1995, or $529,213, for the fiscal year ending February 3, 1996.

     For the fiscal year ending February 3, 1996, the eligible participants under the short-term performance plan and the annual cash bonus plan consist of officers (including the Chief Executive Officer) and key employees of the Company totalling eight in number.

     The Company also has from time to time paid discretionary bonuses to certain officers and key employees of the Company selected by the Compensation Committee, based upon their performance during the prior fiscal year. For the fiscal year ended January 28, 1995, the Compensation Committee approved a discretionary bonus to the Chief Executive Officer of $75,000 and discretionary bonuses to six other officers and key employees totalling $28,000, all of which were made primarily as a result of the contributions to the Company's significant improvement in profitability.

  Stock Incentive Awards

     The Company's incentive program includes the 1992 Incentive Stock Plan, as adopted by the Board in 1992 and approved by the shareholders and as amended by the Board on March 22, 1995 subject to shareholder approval, which is intended to retain qualified executive officers and to motivate such officers to improve the operating results of the Company and, thereby, improve the long term stock performance of the Company through the grant of stock options and/or the award of restricted stock. Under this Plan, which is administered by the Compensation Committee, grants of incentive stock options and awards of restricted stock have been made to eligible participants as follows: (i) during the fiscal year ended January 30, 1993, options were granted to acquire 30,000 shares (pursuant to which options to acquire 166 shares have been exercised and certain options have terminated such that 3,834 shares have been returned to the Plan);(ii) no grants or awards were made during the fiscal year ended January 29, 1994; (iii) during the fiscal year ended January 28, 1995, options were granted to acquire 40,000 shares (of which, options to acquire 20,000 shares were granted to the Chief Executive Officer) and a restricted stock award was made to the Chief Executive Officer for 30,000 shares of Common Stock subject to certain performance objectives and vesting requirements; and (iv) to date, during the fiscal year ending February 3, 1996, options were granted to acquire 40,000 shares (of which, options to acquire 30,000 shares were made to the Chief Executive Officer), provided that such grants were made subject to the approval by the shareholders of the amendment to the 1992 Incentive Stock Plan.

     As is the case with respect to cash compensation, the amount of any grants of stock options and/or awards of restricted stock to the Chief Executive Officer will be established separately by the Compensation Committee without the participation of the Chief Executive Officer. Any such award will be based, among other things, upon factors applicable to executive officer awards as well as information regarding option grants to chief executive officers of retailers of similar size or performance, the Chief Executive Officer's base compensation and his anticipated future contribution to the Company.

  Conclusion

     Through the compensation programs described above, a significant portion of the executive compensation is based on individual and corporate performance and on stock performance. In the case of the Chief Executive Officer, approximately twenty percent (20%) of his executive compensation (excluding long-term compensation awards and payouts) for the fiscal year ended January 28, 1995 consisted of a performance based element. The Compensation Committee intends to continue the policy of linking the executive compensation to corporate performance and shareholder returns.

                                          Members of the Compensation Committee:

                                               Jules L. Pallone, Chairman

                                               Carroll E. Ebert

                                               Alfred M. Entenman, Jr.

                                               Richard S. Keys

                                               James L. Schaye, Jr.

STOCK PERFORMANCE GRAPH

     The following graph compares the percentage change in the cumulative total shareholder return on the Company's Common Stock during the Company's last five fiscal years with the cumulative total return on the American Stock Exchange (the "AMEX Index") and the Media General Retail Trade -- Department Stores Index (the "Peer Group Index"). The comparison assumes the investment of $100 in the Company's Common Stock and in each index on January 27, 1990 and the reinvestment of all dividends, if any, through January 28, 1995.

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURNS

        CROWLEY, MILNER AND COMPANY, THE AMERICAN STOCK EXCHANGE INDEX,
           AND MEDIA GENERAL RETAIL TRADE -- DEPARTMENT STORES INDEX
                   (PERFORMANCE RESULTS FROM JANUARY 27, 1990
                           THROUGH JANUARY 28, 1995)

                                   CROWLEY,
      MEASUREMENT PERIOD           MILNER &       PEER GROUP
    (FISCAL YEAR COVERED)           COMPANY          INDEX        AMEX INDEX
1990                                    100.00          100.00          100.00
1991                                     62.43           88.93           93.63
1992                                     42.32          113.55          115.43
1993                                     61.37          131.42          113.37
1994                                     78.30          168.85          135.37
1995                                     34.92          143.00          118.14

CERTAIN REPORTING REQUIREMENTS

     Under the federal securities laws, the Company's directors and executive officers and any persons holding more than 10% of the Company's Common Stock (collectively, the "Reporting Persons") are required to file reports with the Securities and Exchange Commission and with the American Stock Exchange relative to their ownership of the Common Stock. Specific due dates for filing these reports have been established and the Company is required to disclose in this Proxy Statement any failure to timely file these reports.

     Based on the written representations of its Reporting Persons and on copies of the reports filed with the Securities and Exchange Commission, the Company believes that all of these requirements were satisfied by the Company's Reporting Persons, except that one report relative to a change in beneficial ownership was filed late by each of Mr. Callahan (which involved the acquisition of 200 shares by Mr. Callahan's wife) and Mr. Ebert (which involved the acquisition of 500 shares by Mr. Ebert).

OTHER MATTERS AND SHAREHOLDER PROPOSALS

     At the date of this Proxy Statement, management is not aware of any matters to be presented for action at the meeting other than those described above, except for routine matters. If other business does properly come before the meeting, however, the persons named in the accompanying proxy intend to vote the proxy in accordance with their best judgment on such matters.

     Any proposals of shareholders to be presented at the Annual Meeting to be held in 1996 which are eligible for inclusion in the Company's proxy statement for that meeting under applicable rules of the Securities and Exchange Commission must be received by the Company no later than 120 days prior to April 25, 1996 and should be sent to the Secretary of the Company at its principal executive offices by certified mail, return-receipt requested.

Detroit, Michigan
April 25, 1995

/x/ PLEASE MARK VOTES AS
    IN THIS EXAMPLE

                                                                With-   For All
                                                         For    hold    Except
    1.  Election of directors to hold office until the  /  /    /  /     /  /
        Annual Meeting of Shareholders in 1998.

        Nominee:

        DENNIS P. CALLAHAN   JOANN S. COUSINO ALFRED M. ENTENMAN

   If you do not wish your shares voted "FOR" a particular nominee, mark the "For All Except" box and strike a line through the nominee(s) name. Your shares will be voted for the remaining nominee(s).

                                                         For   Against  Abstain
    2.  Appointment of Ernst & Young LLP as independent /  /    /  /     /  /
        auditors for the fiscal year ending February
        3, 1996.

                                                         For   Against  Abstain
    3.  To approve an amendment to the Crowley, Milner  /  /    /  /     /  /
        and Company 1992 Incentive Stock Plan to increase the number of shares of Common Stock authorized for issuance thereunder from
        100,000 shares to 200,000 shares.

                                                         For   Against  Abstain
    4.  To approve the Crowley, Milner and Company      /  /    /  /     /  /
        1995 Director Stock Option Plan.


                       Mark box at right if comments or address change have been noted on the reverse side of this card. / /

  Please be sure to sign and date this Proxy.    Date
____________________________________________________________________________


    Shareholder sign here __________________ Co-owner sign here ____________



PROXY                                                                      PROXY
                          CROWLEY, MILNER AND COMPANY
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF CROWLEY, MILNER AND COMPANY

        The undersigned shareholder hereby appoints DENNIS P. CALLAHAN and MARK
A. VANDENBERG, or either one of them, the attorney and proxies of the undersigned, with power of substitution, to vote all the shares of common stock of Crowley, Milner and Company standing in the name of the undersigned at the close of business on April 5, 1995 at the Annual Meeting of Shareholders of the Company to be held on Wednesday, May 17, 1995 at 2:00 p.m. Eastern Daylight Savings Time, and at any and all adjournments thereof, with all the powers the undersigned would possess if then and there present.

        The shareholder instructs the proxies to vote as specified on this proxy on the matters described in the Proxy Statement dated April 25, 1995. Proxies will be voted as instructed.

        IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE COMPANY'S NOMINEES AS DIRECTORS, FOR THE APPOINTMENT OF ERNST & YOUNG LLP AS AUDITORS, FOR THE APPROVAL OF AN AMENDMENT TO THE 1992 INCENTIVE STOCK PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE THEREUNDER FROM 100,000 SHARES TO 200,000 SHARES AND FOR THE APPROVAL OF THE 1995 DIRECTOR STOCK PLAN.

        BY EXECUTION OF THIS PROXY, THE UNDERSIGNED SHAREHOLDER CONFERS UPON THE ABOVE-APPOINTED PROXIES THE DISCRETIONARY AUTHORITY TO VOTE UPON ANY OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING.

        The undersigned acknowledges receipt of the Proxy Statement and Notice of said meeting, both dated April 25, 1995.

        Brokers executing proxies should indicate in the space below the number of shares with respect to which authority is conferred by this Proxy if less than all shares held as nominees are to be voted.

        Please sign exactly as your name appears. If acting as attorney, executor, trustee or in other representative capacity, sign name and title.

    PLEASE EXECUTE AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE PROMPTLY.

Comments/Address Change:

________________________________________________________________________________
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